EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Iron Star Development, Inc. (the "Company") certify that:

     1. The Quarterly Report on Form 10-QSB/A (Amendment No. 1) of the Company for the period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2006
                                      /s/ Tian Ling
                                      ----------------------------------
                                      Tian Ling (Chief Executive Officer)

                                      /s/ Du Song
                                      ----------------------------------
                                      Du Song (Chief Financial Officer)